Exhibit 99.2

Sara Lee Corporation

3500 Lacey Road

Downers Grove, IL 60515

News

Release Date:	FOR IMMEDIATE RELEASE
Contact:

Media (U.S.): Jon Harris, +1.630.598.8661

Analysts (U.S.): Melissa Napier, +1.630.598.8739

Media (International): Michiel Quarles van Ufford, +31.30.292.7255

Analysts (International): Robin Jansen, +31.30.292.7455

SARA LEE CORP. BOARD OF DIRECTORS APPROVES SPIN-OFF OF ITS

INTERNATIONAL COFFEE AND TEA BUSINESS

AND ANNOUNCES SPECIAL CASH DIVIDEND

Sara Lee Corp. Board of Directors approves a 1-for-5 reverse stock split immediately after the spin-off

DOWNERS GROVE, Ill., May 31, 2012 – Sara Lee Corp. (Sara Lee) (NYSE: SLE) today announced that its board of directors has unanimously approved the separation of its international Coffee & Tea business (“CoffeeCo”) from Sara Lee Corp. The Sara Lee board has also approved a 1-for-5 reverse stock split of shares of Sara Lee common stock to take effect immediately after the separation. The separation will be effected as follows:

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A distribution of the CoffeeCo common stock will be made after market close on June 28, 2012 (the “distribution date”) to our exchange agent on behalf of the Sara Lee shareholders of record as of the close of business on June 14, 2012 (the “record date”).

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Immediately after the distribution of the CoffeeCo common stock, CoffeeCo will pay a $3.00 per share special dividend. The dividend will be paid to CoffeeCo’s shareholders of record as of the time immediately after the distribution of the CoffeeCo common stock, which are the Sara Lee shareholders of record as of the close of business on the record date.

Sara Lee Corp. Board of Directors Approves Spin-Off of Its International Coffee and Tea Business

and Announces Special Cash Dividend – Page 2

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After the distribution of the $3.00 special dividend, CoffeeCo will merge with a subsidiary of D.E MASTER BLENDERS 1753 N.V., the ordinary shares of D.E MASTER BLENDERS 1753 will be exchanged for the shares of CoffeeCo common stock and all of the ordinary shares of D.E MASTER BLENDERS 1753 will be distributed to the CoffeeCo shareholders, which are the Sara Lee shareholders of record as of the close of business on the record date.

•	Sara Lee shareholders of record on the record date will receive one ordinary share of D.E MASTER BLENDERS 1753 for each share of Sara Lee common stock they hold.

Distribution of D.E MASTER BLENDERS 1753 Shares and Special Cash Dividend

No action is required by Sara Lee shareholders as of the record date to receive their ordinary shares of D.E MASTER BLENDERS 1753 and the $3.00 special dividend. A prospectus containing information regarding the procedures by which the separation will be effected and other details of the transactions is contained in the Registration Statement on Form F-1 (Registration No. 333-179839), as filed by D.E MASTER BLENDERS 1753 with the Securities and Exchange Commission (SEC) and available on the SEC’s website at www.sec.gov (the “Registration Statement”).

No fractional D.E MASTER BLENDERS 1753 ordinary shares will be distributed to Sara Lee shareholders. Instead, the amount of fractional D.E MASTER BLENDERS 1753 ordinary shares that would otherwise have been distributed will be aggregated and sold in the open market, with the net proceeds distributed pro rata in the form of cash payments to shareholders who would otherwise have been entitled to receive a fractional ordinary share of D.E MASTER BLENDERS 1753.

Sara Lee has received a private letter ruling from the Internal Revenue Service that the distribution of CoffeeCo common stock and certain related transactions will qualify as tax-free to Sara Lee, CoffeeCo and Sara Lee shareholders for U.S. federal income tax purposes. The private letter ruling confirms that key requirements for tax-free treatment of the spin will be satisfied. Since, as a policy matter, the IRS does not rule on certain elements of the spin, at closing, Sara Lee expects to receive an opinion of counsel that those additional elements should be satisfied and that the distribution and certain related transactions should qualify as tax-free to Sara Lee, CoffeeCo and Sara Lee shareholders

Sara Lee Corp. Board of Directors Approves Spin-Off of Its International Coffee and Tea Business

and Announces Special Cash Dividend – Page 3

for U.S. federal income tax purposes. The domiciliation of the Coffee & Tea business in the Netherlands is expected to result in U.S. shareholders incurring U.S. tax on any gain attributable to their CoffeeCo shares that will be exchanged for ordinary shares of D.E MASTER BLENDERS 1753 pursuant to the merger. The Registration Statement provides a detailed discussion on the computation of this gain and certain other U.S. federal income tax matters in connection with the separation on pages 53-55.

Reverse Stock Split of Sara Lee Common Stock

Immediately after the separation and prior to the market open on June 29, 2012, Sara Lee will effect a 1-for-5 reverse stock split of Sara Lee common stock. As a result, every five shares of Sara Lee common stock will be converted into one share of Sara Lee common stock.

Shareholders will not receive fractional shares in connection with the reverse stock split. Instead, the exchange agent will aggregate all fractional shares and sell them as soon as practicable after the reverse stock split at the then prevailing prices on the open market. Shareholders will receive a cash payment from the exchange agent in an amount equal to their respective pro rata portion of the total net proceeds of that sale.

All Sara Lee shareholders will receive their replacement shares of Sara Lee common stock in uncertificated, book-entry form along with a cash payment for any fractional shares. A letter of transmittal relating to the reverse stock split will be mailed to holders of physical certificates representing Sara Lee common stock once the reverse stock split is effective. Holders of physical certificates will have their replacement book-entry shares credited to their account after they have properly completed and returned the letter of transmittal and physical certificates. Holders of book-entry shares will have their replacement book-entry shares credited to their account at the effective time of the reverse stock split. The exchange agent will mail each holder a transaction notice reflecting such credit.

Sara Lee Corp. Board of Directors Approves Spin-Off of Its International Coffee and Tea Business

and Announces Special Cash Dividend – Page 4

Trading of Sara Lee Common Stock and D.E MASTER BLENDERS 1753 Ordinary Shares

Shares of Sara Lee common stock will continue to trade “regular way” on the New York Stock Exchange through the close of market on June 28, 2012. Shares of Sara Lee common stock that trade in the “regular-way” market will trade with an entitlement to an ordinary share of D.E MASTER BLENDERS 1753 and the $3.00 per share special dividend distributed pursuant to the separation. Any holders of Sara Lee common stock who sell Sara Lee shares “regular way” on or before the close of business on June 28, 2012 will also be selling their right to receive ordinary shares of D.E MASTER BLENDERS 1753 and the $3.00 special dividend in the separation. Beginning on June 12, 2012 and continuing up to, and including, the distribution date on June 28, 2012, we expect that there will also be an “ex-distribution” market for Sara Lee common stock. Shares of Sara Lee common stock that trade in the “ex-distribution” market will trade without an entitlement to an ordinary share of D.E MASTER BLENDERS 1753, without an entitlement to the $3.00 per share special dividend distributed pursuant to the separation and will reflect the effect of the 1-for-5 reverse stock split. On June 29, 2012, Sara Lee will begin trading “regular way” under a new name and ticker symbol to be announced on June 5, 2012. Sara Lee shareholders are encouraged to consult with their financial advisor about the specific implications of trading prior to, or on, the distribution date. Sara Lee shareholders who decide to sell their shares before the distribution date should make sure their broker, bank or other nominee understands whether they want to sell their common stock with or without their entitlement to D.E MASTER BLENDERS 1753 ordinary shares and the $3.00 special dividend pursuant to the separation.

The ordinary shares of D.E MASTER BLENDERS 1753 are expected to begin trading on an “as-if-and-when-issued” basis on NYSE Euronext Amsterdam under the ticker symbol “DE” (ISIN: NL00010157558) on June 12, 2012. If trading begins on an “as-if-and-when-issued” basis, investors may purchase or sell D.E MASTER BLENDERS 1753 ordinary shares, but the transaction will not settle until July 9, 2012, the listing date for D.E MASTER BLENDERS 1753, when the ordinary shares of D.E MASTER BLENDERS 1753 will begin trading “regular way.” Investors are encouraged to consult with their financial advisers regarding the specific implications of buying or selling D.E MASTER BLENDERS 1753 ordinary shares during the “as-if-and-when-issued” trading period.

Sara Lee Corp. Board of Directors Approves Spin-Off of Its International Coffee and Tea Business

and Announces Special Cash Dividend – Page 5

Completion of the separation is subject to the satisfaction or waiver of a number of conditions, including the Registration Statement being declared effective by the SEC, the approval of D.E MASTER BLENDERS 1753’s EU Listing Prospectus by the Netherlands Authority for the Financial Markets (the “AFM”), the ordinary shares of D.E MASTER BLENDERS 1753 being admitted to listing on NYSE Euronext Amsterdam and certain other conditions described in the Registration Statement and in the agreements filed as exhibits to the Registration Statement. Sara Lee and D.E MASTER BLENDERS 1753 expect all conditions to the separation to be satisfied on or before the distribution date.

Securities Legend

A registration statement relating to these securities has been filed with the SEC but has not become effective. These securities may not be sold, nor may offers to buy be accepted, prior to the time the registration statement becomes effective. This release does not constitute an offer to sell or the solicitation of any offer to buy, and there shall not be any sale of the ordinary shares in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. Any offering under U.S. securities laws of the ordinary shares of D.E MASTER BLENDERS 1753 will be made only by means of a prospectus. When available, a copy of the prospectus may be obtained by sending an email to investor-relations@DEMB.com or by writing to D.E MASTER BLENDERS 1753 at: D.E MASTER BLENDERS 1753, Attn: Investor Relations, Vleutensevaart 100, Utrecht, 3532 AD, The Netherlands. In connection with the listing of D.E MASTER BLENDERS 1753’s ordinary shares on NYSE Euronext in Amsterdam, a prospectus approved by the AFM will in due course be made available in the same manner.

Sara Lee Corp. Board of Directors Approves Spin-Off of Its International Coffee and Tea Business

and Announces Special Cash Dividend – Page 6

Forward-Looking Information

This press release and other documents and statements of Sara Lee contain certain forward-looking statements, including with respect to Sara Lee’s spin-off plans. In addition, from time to time, in oral statements and written reports, Sara Lee discusses its expectations regarding its future performance by making forward-looking statements preceded by terms such as “expects,” “projects,” “anticipates” or “believes.” These forward-looking statements are based on currently available competitive, financial and economic data, as well as management’s views and assumptions regarding future events. Such forward-looking statements are inherently uncertain, and investors must recognize that actual results may differ from those expressed or implied in the forward-looking statements. Consequently, Sara Lee wishes to caution readers not to place undue reliance on any forward-looking statements. Among the factors that could cause Sara Lee’s actual results to differ from such forward-looking statements are those described in Sara Lee’s Annual Report on Form 10-K for the fiscal year ended July 2, 2011, as well as factors relating to:

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Sara Lee’s proposed spin-off plans and the related special dividend, such as (i) unanticipated developments that delay or negatively impact the proposed spin-off and capital plans; (ii) Sara Lee’s ability to obtain customary approvals; (iii) Sara Lee’s ability to generate the anticipated efficiencies and savings from the spin-off including a lower effective tax rate for the spun-off company; (iv) the impact of the spin-off on Sara Lee’s relationships with its employees, major customers and vendors and on Sara Lee’s credit ratings and cost of funds; (v) changes in market conditions; (vi) future opportunities that the board of directors of Sara Lee may determine present greater potential value to shareholders than the spin-off and special dividend; (vii) disruption to Sara Lee’s business operations as a result of the spin-off; (viii) future operating or capital needs that require a more significant outlay of cash than currently anticipated; and (ix) the ability of the businesses to operate independently following the completion of the spin-off;

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Sara Lee’s relationship with its customers, such as (i) a significant change in Sara Lee’s business with any of its major customers, such as Walmart, its largest customer; and (ii) credit and other business risks associated with customers operating in a highly competitive retail environment;

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the consumer marketplace, such as (i) intense competition, including advertising, promotional and price competition; (ii) changes in consumer behavior due to economic conditions, such as a shift in consumer demand toward private label; (iii) fluctuations in raw material costs, Sara Lee’s ability to increase or maintain product prices in response to cost fluctuations and the impact on Sara Lee’s profitability; (iv) the impact of various food safety issues and regulations on sales and profitability of Sara Lee products; and (v) inherent risks in the marketplace associated with product innovations, including uncertainties about trade and consumer acceptance;

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Sara Lee’s international operations, such as (i) impacts on reported earnings from fluctuations in foreign currency exchange rates, particularly the euro; (ii) Sara Lee’s generation of a high percentage of its revenues from businesses outside the United States and costs to remit these foreign earnings into the U.S. to fund Sara Lee’s domestic operations, dividends, debt service and corporate costs; (iii) difficulties and costs associated with complying with U.S. laws and regulations, such as Foreign Corrupt Practices Act, applicable to global corporations, and different regulatory structures and unexpected changes in regulatory environments overseas; and (iv) Sara Lee’s ability to continue to source production and conduct operations in various countries due to changing business conditions, political environments, import quotas and the financial condition of suppliers; and

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previous business decisions, such as (i) Sara Lee’s ability to generate margin improvement through cost reduction and efficiency initiatives; (ii) Sara Lee’s credit ratings, the impact of Sara Lee’s capital plans on such credit ratings and the impact these ratings and changes in these ratings may have on Sara Lee’s cost to borrow funds and access to capital/debt markets; (iii) the settlement of a number of ongoing reviews of Sara Lee’s income tax filing positions in various jurisdictions and inherent uncertainties related to the interpretation of tax regulations in the jurisdictions in which Sara Lee transacts business; and (iv) changes in the expense for and contingent liabilities relating to multi-employer pension plans in which Sara Lee participates.

Sara Lee Corp. Board of Directors Approves Spin-Off of Its International Coffee and Tea Business

and Announces Special Cash Dividend – Page 7

In addition, Sara Lee’s results may also be affected by general factors, such as economic conditions, political developments, interest and inflation rates, accounting standards, taxes and laws and regulations in markets where Sara Lee competes. Sara Lee undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

About Sara Lee Corporation

Sara Lee Corp. (NYSE: SLE) and its leading portfolio of food and beverage brands, including Ball Park, Douwe Egberts, Hillshire Farm, Jimmy Dean, Pickwick Teas, Sara Lee and Senseo, generate nearly $8 billion in annual net sales from continuing operations and employ approximately 20,000 people worldwide. In January, 2011, Sara Lee Corp. announced that it will divide the company into two pure -play publicly traded companies, one focused on the international coffee and tea market and the other on North American meats. For more information on the company, please visit www.saralee.com.

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